Capital Group Dividend Growers ETF (CGDG)
Investment portfolio
August 31, 2026
unaudited

Common stocks 97.08% Financials 20.59%	Shares	Value (000)
DBS Group Holdings, Ltd.	1,319,570	$80,351
Truist Financial Corp.	1,464,326	72,601
CME Group, Inc., Class A	252,265	72,022
UniCredit SpA	707,129	69,110
JPMorgan Chase & Co.	185,056	65,884
Japan Post Bank Co., Ltd.	2,854,600	60,844
Zurich Insurance Group AG	77,257	56,637
Euronext NV	290,663	55,066
Wells Fargo & Co.	602,563	52,055
PNC Financial Services Group, Inc.	213,729	51,216
Morgan Stanley	219,668	46,860
Bank of America Corp.	724,091	44,850
Hana Financial Group, Inc.	436,998	43,521
TPG, Inc., Class A	782,091	42,327
BNP Paribas SA	354,155	42,280
Tokio Marine Holdings, Inc.	867,300	41,842
Intact Financial Corp.	209,268	40,507
Skandinaviska Enskilda Banken AB, Class A	1,582,644	37,081
Progressive Corp.	153,605	33,498
East West Bancorp, Inc.	236,315	29,979
Citizens Financial Group, Inc.	369,897	25,475
T&D Holdings, Inc.	768,500	23,476
Banco Santander SA	1,556,223	22,892
AIA Group, Ltd.	2,159,200	21,004
NatWest Group PLC	2,230,324	20,532
Resona Holdings, Inc.	1,200,600	19,014
		1,170,924
Information technology 13.32%
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	571,902	237,522
Broadcom, Inc.	616,046	228,147
Microsoft Corp.	109,264	55,429
KLA Corp.	268,400	47,091
SAP SE	193,407	42,886
Tokyo Electron, Ltd.	98,800	34,906
TE Connectivity PLC	166,605	34,196
Lenovo Group, Ltd.	8,156,000	31,257
Analog Devices, Inc.	64,191	23,246
Samsung Electronics Co., Ltd.	120,660	22,922
		757,602
Industrials 12.09%
RTX Corp.	435,416	90,449
Paychex, Inc.	584,325	74,408
Marubeni Corp.	2,148,000	66,262
RELX PLC	1,660,391	60,115
Capital Group Dividend Growers ETF — Page 1 of 5

unaudited
Common stocks (continued) Industrials (continued)	Shares	Value (000)
Deere & Co.	84,168	$55,122
Mitsubishi Corp.	1,634,200	49,144
BAE Systems PLC	1,720,251	47,644
Union Pacific Corp.	157,246	47,279
Schneider Electric SE	113,052	38,686
Northrop Grumman Corp.	71,480	38,578
Ryanair Holdings PLC (ADR)	636,600	35,249
Airbus SE, non-registered shares	147,006	33,680
Watsco, Inc. (a)	94,463	29,266
DHL AG	333,940	21,776
		687,658
Health care 11.40%
AstraZeneca PLC	777,303	126,074
AbbVie, Inc.	431,354	110,608
Merck & Co., Inc.	547,856	80,951
Royalty Pharma PLC, Class A	1,130,312	69,412
Roche Holding AG, nonvoting shares	124,536	54,353
Johnson & Johnson	177,186	47,105
Abbott Laboratories	401,107	44,266
Novo Nordisk AS, Class B	954,142	43,352
Amgen, Inc.	86,165	37,041
UnitedHealth Group, Inc.	89,385	34,807
		647,969
Consumer staples 10.00%
Philip Morris International, Inc.	1,163,942	218,006
British American Tobacco PLC	1,738,930	97,290
Mondelez International, Inc., Class A	1,266,672	78,622
Nestle SA	661,230	64,475
Danone SA	424,231	31,675
Coca-Cola Co.	325,316	28,846
Imperial Brands PLC	738,343	25,281
Carlsberg A/S, Class B	177,179	24,322
		568,517
Energy 6.82%
TotalEnergies SE	1,196,145	104,940
ONEOK, Inc.	913,903	87,744
ConocoPhillips	543,096	71,955
ExxonMobil Holdings Corp.	357,927	57,608
Shell PLC	740,042	33,537
Cenovus Energy, Inc.	1,001,585	32,173
		387,957
Utilities 6.78%
Iberdrola SA, non-registered shares	3,533,791	82,422
CenterPoint Energy, Inc.	1,634,091	64,710
Engie SA	1,796,474	51,333
Atmos Energy Corp.	270,174	44,884
RWE AG	519,190	35,364
Brookfield Infrastructure Partners, LP	776,354	29,397
Sempra	350,258	28,616
Capital Group Dividend Growers ETF — Page 2 of 5

unaudited
Common stocks (continued) Utilities (continued)	Shares	Value (000)
SSE PLC	747,906	$24,818
Veolia Environnement SA	626,210	23,712
		385,256
Consumer discretionary 5.88%
Royal Caribbean Cruises, Ltd.	245,320	65,927
Industria de Diseno Textil SA	860,632	57,981
Starbucks Corp.	469,101	49,842
Compagnie Generale des Etablissements Michelin	1,192,842	48,494
Home Depot, Inc.	120,197	39,404
Yum! Brands, Inc.	250,432	38,394
LVMH Moet Hennessy-Louis Vuitton SE	65,299	34,382
		334,424
Materials 5.21%
Air Products and Chemicals, Inc.	200,656	62,095
Linde PLC	122,318	59,884
Barrick Mining Corp. (a)	1,274,367	57,130
BASF SE	715,350	44,022
Antofagasta PLC	735,349	40,244
Amcor PLC	712,456	32,695
		296,070
Real estate 3.37%
Welltower, Inc. REIT	519,383	122,699
Public Storage REIT	224,179	68,821
		191,520
Communication services 1.62%
Koninklijke KPN NV	8,004,383	38,417
T-Mobile US, Inc.	151,470	27,331
NetEase, Inc.	1,065,100	26,144
		91,892
Total common stocks (cost: $4,834,167,000)		5,519,789
Convertible stocks 1.39% Communication services 1.39%
Alphabet, Inc., Class A, convertible preferred shares, 6.25% 5/15/2029 (b)	822,110	39,839
Alphabet, Inc., Class B, convertible preferred shares, 6.25% 5/15/2029 (b)	814,457	39,094
		78,933
Total convertible stocks (cost: $81,063,000)		78,933
Short-term securities 1.38% Money market investments 1.38%
Capital Group Central Cash Fund 3.78% (c)(d)	786,655	78,658
Total short-term securities (cost: $78,653,000)		78,658
Total investment securities 99.85% (cost: $4,993,883,000)		5,677,380
Other assets less liabilities 0.15%		8,253
Net assets 100.00%		$5,685,633
Capital Group Dividend Growers ETF — Page 3 of 5

unaudited
Investments in affiliates (d)

	Value at 6/1/2026 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 8/31/2026 (000)	Dividend or interest income (000)
Short-term securities 1.38%
Money market investments 1.38%
Capital Group Central Cash Fund 3.78% (c)	$64,383	$264,270	$249,987	$(8)	$— (e)	$78,658	$555

(a)	All or a portion of this security was on loan.
(b)	Non-income producing.
(c)	Rate represents the seven-day yield at 8/31/2026.
(d)	Affiliate of the fund or part of the same "group of investment companies" as the fund, as defined under the Investment Company Act of 1940, as amended.
(e)	Amount less than one thousand.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Capital Group Dividend Growers ETF — Page 4 of 5

unaudited
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2026, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
ADR = American Depositary Receipts
REIT = Real Estate Investment Trust
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2026 Capital Group. All rights reserved.
ETGEFP1-310-1026
Capital Group Dividend Growers ETF — Page 5 of 5